UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	December 21, 2004

Wayne Savings Bancshares, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23433 (Commission File Number)	31-1557791 (IRS Employer Identification no.)

151 N. Market Street, Wooster, Ohio (Address of principal executive offices)	44691 (Zip code)

Registrant's telephone number, including area code:	(330) 264-5767

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

        On December 21, 2004, Wayne Savings Bancshares, Inc. (the “Company”) announced the declaration of a quarterly cash dividend of $.12 cents per share payable on January 14, 2005 to stockholders of record as of December 31, 2004.

        For additional information, reference is made to the Company’s press release dated December 21, 2004, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be “filed” for any purpose except otherwise provided herein.

ITEM 9.01 Financial Statements and Exhibits

(a) (b) (c)	Not applicable. Not applicable. Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description
99.1	Press release dated December 21, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 22, 2004	WAYNE SAVINGS BANCSHARES, INC. By: /s/ Charles F. Finn Charles F. Finn President and Chief Executive Officer